Exhibit 99.2

LETTER OF TRANSMITTAL

HR MERGER SUB INC.,

a direct wholly owned subsidiary of

HERC HOLDINGS INC.

to Exchange Each Outstanding Share of Common Stock of

H&E EQUIPMENT SERVICES, INC.

for

$78.75 in cash and 0.1287 shares of Herc Holdings Inc. common stock per H&E share

(upon the terms and subject to the conditions described in the Prospectus/Offer to Exchange and this Letter of Transmittal)

The Depository and Paying Agent for the offer is:

Computershare Trust Company, N.A.

By First Class Mail:	All trackable mail, including Overnight Delivery:
Computershare Trust Company, N.A. c/o Voluntary Corporate Actions, COY: HEES P.O. Box 43011 Providence, RI 02940-3011	Computershare Trust Company, N.A. c/o Voluntary Corporate Actions, COY: HEES 150 Royall Street, Suite V Canton, MA 02021

Delivery of this Letter of Transmittal to an address other than as set forth above will not constitute a valid delivery to the Depository and Paying Agent (as defined below). You must sign this Letter of Transmittal in the appropriate space provided therefor below, with signature guaranteed, if required, and complete the IRS Form W-9 included in this Letter of Transmittal or an applicable IRS Form W-8, if required. The instructions set forth in this Letter of Transmittal should be read carefully before you tender any of your H&E shares (as defined below) pursuant to the Offer (as defined below).

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE ONE MINUTE AFTER 11:59 P.M.,

EASTERN TIME,

ON APRIL 15, 2025, UNLESS THE OFFER IS EXTENDED.

DESCRIPTION OF H&E SHARES TENDERED
Name(s) and Address(es) of Registered Holder(s) (Please Fill in, if Blank, Exactly as Name(s)Appear(s) on Share Certificate(s)) Please make any address correction below	H&E Shares Tendered (Attach additional signed list, if necessary)
☐ indicates permanent address change	H&E Share Certificate Number(s)(1)	Total Number of H&E Shares Represented By Share Certificate(s)(1)	Total Number of H&E Shares Represented by Book entry (Electronic Form) Tendered	Total Number of H&E Shares Tendered(2)

Total H&E Shares

(1)   Need not be completed by stockholders tendering by book-entry transfer.

(2)   Unless a lower number of H&E shares to be tendered is otherwise indicated, it will be assumed that all H&E shares described above are being tendered. See Instruction 4.

By signing and submitting this Letter of Transmittal you certify and warrant that these H&E Shares will not be sold, including through limit order request, unless properly withdrawn from the Offer.

The Offer (as defined below) is not being made to (nor will tenders be accepted from or on behalf of) holders of H&E shares in any state in which the making of the Offer or the acceptance thereof would not be in compliance with the securities, “blue sky” or other laws of such state. However, Merger Sub (as defined below) may, in its discretion, take such action as it deems necessary to make the Offer comply with the laws of any such state and extend the Offer to holders of H&E shares in such state in compliance with applicable laws.

This Letter of Transmittal is to be used by stockholders of H&E Equipment Services, Inc., a Delaware corporation (“H&E”), if certificates for H&E shares (“H&E Share Certificates”) are to be forwarded herewith or if delivery of H&E shares is to be made by book-entry transfer to an account maintained by the Depository and Paying Agent at The Depository Trust Company (“DTC”), unless an Agent’s Message (as defined in Instruction 2) is utilized in lieu of this Letter of Transmittal, and in each case in accordance with the procedures set forth in “The Offer – Procedure for Tendering” of the Prospectus/Offer to Exchange.

Stockholders whose H&E Share Certificates are not immediately available, or who cannot complete the procedure for book-entry transfer on a timely basis, or who cannot deliver all other required documents to the Depository and Paying Agent prior to one minute after 11:59 p.m., Eastern time, on Tuesday, April 15, 2025 (the “Expiration Date,” unless Merger Sub extends the Offer pursuant to and in accordance with the terms of the Merger Agreement, in which event “Expiration Date” will mean the latest time and date at which the Offer, as so extended, will expire), must tender their H&E shares according to the guaranteed delivery procedure set forth in “The Offer – Procedure for Tendering” of the Prospectus/Offer to Exchange in order to participate in the Offer. See Instruction 2 (Requirements of Tender). Delivery of documents to DTC does not constitute delivery to the Depository and Paying Agent.

IF ANY OF THE H&E SHARE CERTIFICATES THAT YOU OWN HAVE BEEN LOST OR DESTROYED,

SEE INSTRUCTION 11 OF THIS LETTER OF TRANSMITTAL

☐

CHECK HERE IF YOU HAVE LOST YOUR H&E SHARE CERTIFICATE(S) AND REQUIRE ASSISTANCE IN OBTAINING REPLACEMENT CERTIFICATE(S). BY CHECKING THIS BOX, YOU UNDERSTAND THAT YOU MUST CONTACT COMPUTERSHARE TRUST COMPANY, N.A. TO OBTAIN INSTRUCTIONS FOR REPLACING LOST CERTIFICATES. SEE INSTRUCTION 11.

☐

CHECK HERE IF TENDERED H&E SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITORY AND PAYING AGENT WITH DTC AND COMPLETE THE FOLLOWING (NOTE THAT ONLY FINANCIAL INSTITUTIONS THAT ARE PARTICIPANTS IN THE SYSTEM OF DTC MAY DELIVER H&E SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution:

DTC Account Number:

Transaction Code Number:

☐	CHECK HERE IF TENDERED H&E SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITORY AND PAYING AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Tendering Stockholder(s):

Window Ticket Number (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Eligible Institution that Guaranteed Delivery:

NOTE: SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

Herc Holdings Inc. (which we refer to as “Herc”), a Delaware corporation, through its direct wholly owned subsidiary HR Merger Sub Inc., a Delaware corporation (which we refer to as “Merger Sub”), is offering (such offer, upon the terms and subject to the conditions set forth in the Prospectus/Offer to Exchange (as defined below) and in this Letter of Transmittal, together with any amendments or supplements thereto, the “Offer”) to exchange for each outstanding share of common stock of H&E Equipment Services, Inc., a Delaware corporation (which we refer to as “H&E”), par value $0.01 per share (which we refer to as “H&E shares”), validly tendered and not validly withdrawn in the Offer:

•	$78.75 in cash; and

•	0.1287 shares of Herc common stock, par value $0.01 (which we refer to as “Herc common stock”), together with cash in lieu of any fractional Herc common stock;

in each case, without interest and less any applicable withholding taxes. We refer to the above as the “transaction consideration”.

This letter of transmittal (as it may be amended or supplemented from time to time, this “Letter of Transmittal”) is to be used for tendering H&E shares to Merger Sub pursuant to the Offer. H&E stockholders may use this Letter of Transmittal to tender H&E shares held in electronic book-entry form, except that return of this letter of transmittal to the Depository and Paying Agent is not required if a message is transmitted by The Depository Trust Company (“DTC”) to, and is received by, Computershare Trust Company, N.A. (the “Depository and Paying Agent”), forming a part of a book-entry confirmation, which states that DTC has received an express acknowledgment from the DTC participant tendering the shares that are the subject of such book-entry confirmation that such participant has received and agrees to be bound by the terms of this Letter of Transmittal and that Merger Sub may enforce this agreement against such participant (an “Agent’s Message”). In each case, tendering H&E stockholders should follow the other instructions set forth in this Letter of Transmittal and in the prospectus/offer to exchange, dated March 19, 2025 (the “Prospectus/Offer to Exchange”), including the section of the Prospectus/Offer to Exchange entitled “The Offer — Procedure for Tendering”.

The Offer is scheduled to expire at one minute after 11:59 p.m., Eastern Time, on April 15, 2025, unless extended or terminated. “Expiration of the offer” means one minute after 11:59 p.m., Eastern Time, Tuesday, April 15, 2025, unless and until Merger Sub has extended the period during which the offer is open, subject to the terms and conditions of the Agreement and Plan of Merger, dated as of February 19, 2025, among Herc, Merger Sub and H&E, in which event the term “expiration of the offer” means the latest time and date at which the Offer, as so extended by Merger Sub, will expire.

By signing and returning this Letter of Transmittal, or through delivery of an Agent’s Message, the undersigned elects to tender his, her or its H&E shares pursuant to the foregoing.

Upon the terms and subject to the conditions of the Offer (and, if the Offer is extended, amended, supplemented or earlier terminated, the terms or the conditions of any such extension, amendment, supplement or termination), and subject to and effective upon acceptance for exchange of the H&E shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby (i) sells, assigns and transfers to or upon the order of Merger Sub all right, title and interest in and to any and all of the H&E shares that are being tendered hereby (and any and all dividends, distributions, rights, other H&E shares or other securities issued or issuable in respect thereof on or after the date hereof (or on or after the date of the applicable Agent’s Message) (collectively, “Distributions”)), (ii) agrees to (1) transfer ownership of such H&E shares (and any and all Distributions) on the account books maintained by DTC, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Merger Sub, (2) present such H&E shares (and any and all Distributions) for transfer on the books of H&E and (3) receive all benefits and otherwise exercise all rights of beneficial ownership of such H&E shares (and any and all Distributions), all in accordance with the terms of the Offer. For clarity, unless and until Merger Sub has accepted the H&E shares for exchange in the Offer, the foregoing sale, assignment, transfer and appointment shall have no effect and shall be deemed not to have any effect.

Subject to the following provisions of this paragraph, the undersigned hereby irrevocably appoints the designees of Merger Sub as the undersigned’s agents, attorneys-in-fact and proxies, each with full power of substitution, to exercise to the full extent the rights of the undersigned with respect to all of the H&E shares tendered hereby (and any and all Distributions) that have been accepted for exchange by Merger Sub. All such powers of attorney and proxies shall be considered irrevocable and coupled with an interest in the tendered H&E shares (and any and all Distributions); provided that such appointment will be effective when, and only to the extent that, Merger Sub accepts such shares of H&E shares for exchange and deposits with the Depository and Paying Agent the transaction consideration for such shares of H&E shares. Such acceptance for exchange will, without further action, revoke any prior powers of attorney and proxies given by the undersigned at any time with respect to such H&E shares (and any and all Distributions), and no subsequent powers of attorney, proxies, consents or revocations may be given or executed by the undersigned with respect to such tendered H&E shares (and, if given or executed, will not be deemed effective). The designees of Merger Sub will, with respect to such H&E shares (and any and all Distributions) for which the appointment is effective, be empowered to exercise all voting, consent and other rights of such stockholder with respect to such stockholder’s H&E shares as they in their discretion may deem proper at any annual or special meeting of H&E stockholders or any adjournment or postponement thereof, by written consent in lieu of any such meeting or otherwise. Merger Sub reserves the right to require that, in order for such H&E shares to be deemed validly tendered, immediately upon Merger Sub’s acceptance of such H&E shares for exchange, Merger Sub must be able to exercise full voting, consent and other rights with respect to such H&E shares (and any and all Distributions). For clarity, unless and until Merger Sub has accepted the H&E shares for exchange in the Offer, the foregoing appointment and provisions of this paragraph shall have no effect and shall be deemed not to have any effect.

The undersigned hereby represents and warrants that (1) the undersigned owns the tendered H&E shares (and any and all other H&E shares or other securities issued or issuable in respect of such H&E shares); (2) the undersigned has the full power and authority to tender, sell, assign and transfer the tendered H&E shares (and any and all Distributions); and (3) when the same are accepted for exchange by Merger Sub, Merger Sub will acquire good and unencumbered title to the same number of H&E shares as are tendered hereby, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned, upon request, will execute and deliver all additional documents deemed by the Depository and Paying Agent or Merger Sub to be necessary or desirable to complete the sale, assignment and transfer of the shares of H&E shares tendered hereby (and any and all Distributions). In addition, the undersigned will remit and transfer promptly to the Depository and Paying Agent for the account of Merger Sub all Distributions in respect of the H&E shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, Merger Sub will be entitled to all rights and privileges as the owner of each such Distribution and may withhold the entire consideration payable in the Offer in respect of the H&E shares tendered hereby or deduct from such consideration the amount or value of such Distribution as determined by Merger Sub in its sole discretion.

All authority herein conferred or agreed to be conferred will survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder will be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in the Prospectus/Offer to Exchange, this tender is irrevocable.

The undersigned understands that the acceptance for payment by Merger Sub of H&E shares will constitute a binding agreement between the undersigned and Merger Sub upon the terms of and subject to the conditions to the Offer (and, if the Offer is extended, amended, supplemented or earlier terminated, the terms or the conditions of any such extension, amendment, supplement or termination). The undersigned recognizes that, under the circumstances set forth in the Prospectus/Offer to Exchange, Merger Sub may not be required to accept for exchange any of the H&E shares tendered hereby.

The undersigned understands that the delivery and surrender of H&E shares that the undersigned has tendered are not effective, and the risk of loss of such H&E shares does not pass to the Depository and Paying Agent, unless and until the Depository and Paying Agent receives this Letter of Transmittal, properly completed and duly executed, an Agent’s Message, or a properly completed Notice of Guaranteed Delivery, which will be made available to H&E stockholders, together with all accompanying evidences of authority in form satisfactory to Merger Sub and any other required documents. THE UNDERSIGNED UNDERSTANDS THAT MERGER SUB’S INTERPRETATION OF THE TERMS AND CONDITIONS OF THE OFFER (INCLUDING THIS LETTER OF TRANSMITTAL AND THE INSTRUCTIONS HERETO) WILL BE FINAL AND BINDING TO THE FULLEST EXTENT PERMITTED BY LAW. ALL QUESTIONS AS TO THE FORM OF DOCUMENTS AND THE VALIDITY, FORM, ELIGIBILITY (INCLUDING TIME OF RECEIPT) AND ACCEPTANCE FOR EXCHANGE OF ANY SHARES OF H&E SHARES WILL BE DETERMINED BY MERGER SUB IN ITS DISCRETION, WHICH DETERMINATION WILL BE FINAL AND BINDING TO THE FULLEST EXTENT PERMITTED BY LAW. The undersigned also understands that no tender of H&E shares will be deemed validly made until all defects and irregularities with respect thereto have been cured or waived. In addition, the undersigned understands that none of Merger Sub, Herc, H&E or any of their respective affiliates or assigns, the Depository and Paying Agent or the Information Agent identified on the back page of this Letter of Transmittal or any other person is or will be under any duty to give notification of any defects or irregularities in tenders or will incur any liability for failure to give any such notification.

Unless otherwise indicated under “Special Issuance or Payment Instructions,” the undersigned hereby requests that the cash portion of the transaction consideration, Herc common stock, and/or, if applicable, a check for cash paid in lieu of a fractional share of Herc common stock, and the return of any shares of H&E shares not tendered or not accepted for exchange, be in the name(s) of the undersigned and by credit to the applicable account at DTC. The undersigned recognizes that Merger Sub has no obligation, pursuant to the “Special Issuance or Payment Instructions,” to transfer any H&E shares from the name of the registered holder(s) thereof if Merger Sub does not accept for exchange such H&E shares so tendered.

Similarly, unless otherwise indicated under “Special Delivery Instructions,” the undersigned hereby requests that the cash portion of the transaction consideration, certificates for Herc common stock (or, at Herc’s election, evidence of book-entry of Herc common stock) and/or, if applicable, a check for cash paid in lieu of a fractional share of Herc common stock, be delivered to the undersigned at the address(es) of the registered holder(s). In the event that the boxes titled “Special Issuance or Payment Instructions” and “Special Delivery Instructions” are both completed, the undersigned hereby requests that the cash portion of the transaction consideration, certificates for Herc common stock (or, at Herc’s election, evidence of book-entry of Herc common stock) and/or, if applicable, a check for cash paid in lieu of a fractional share of Herc common stock be issued in the name(s) of and delivered to the person(s) so indicated.

LOST H&E SHARE CERTIFICATES: PLEASE CALL COMPUTERSHARE TRUST COMPANY, N.A. AT 877-373-6374 TO OBTAIN NECESSARY DOCUMENTS TO REPLACE YOUR LOST H&E SHARE CERTIFICATES.

SPECIAL ISSUANCE OR PAYMENT INSTRUCTIONS (See Instructions 1, 5, 6 and 7)	SPECIAL DELIVERY INSTRUCTIONS (See Instructions 1, 5, 6 and 7)

To be completed ONLY if the check and stock entitlement for the purchase price of H&E shares accepted for payment and H&E Share Certificates not tendered or not accepted for payment are to be issued in the name of someone other than the undersigned.

To be completed ONLY if the check and stock entitlement for the purchase price of H&E shares accepted for payment and H&E Share Certificates not tendered or not accepted are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown above.

Name	Name
(Please print)	(Please print)

Address	Address

(Including Zip Code)	(Including Zip Code)

(Taxpayer Identification or Social Security No.) (Also Complete IRS Form W-9 Included Herein, or an applicable IRS Form W-8)

IMPORTANT

STOCKHOLDER: SIGN HERE

(PLEASE COMPLETE AND RETURN THE IRS FORM W-9 INCLUDED IN THIS LETTER OF

TRANSMITTAL OR AN APPLICABLE IRS FORM W-8)

Signature(s) of Holder(s) of H&E Shares__________________________________________

Dated:	_________________________________________

Name(s)
(Please Print)

Capacity (full title) (See Instruction 5)

Address

(Include Zip Code)

Area Code and Telephone No.

Must be signed by registered holder(s) exactly as name(s) appear(s) on H&E Share Certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by H&E Share Certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.

GUARANTEE OF SIGNATURE(S)

(IF REQUIRED — SEE INSTRUCTIONS 1 AND 5)

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1. Guarantee of Signatures. No signature guarantee is required on this Letter of Transmittal (i) if this Letter of Transmittal is signed by each registered holder (which term, for purposes of this Instruction 1, includes any participant in DTC’s systems whose name appears on a security position listing as the owner of H&E shares) of the H&E shares tendered herewith, unless such registered holder has completed either the box entitled “Special Delivery Instructions” or the box entitled “Special Payment Instructions” on this Letter of Transmittal; or (ii) if such H&E shares are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a member of or participant in a recognized “Medallion Program” approved by the Securities Transfer Association Inc., including the Security Transfer Agents Medallion Program, the Stock Exchange Medallion Program and the New York Stock Exchange Medallion Signature Program, or any other “eligible guarantor institution,” as such term is defined in Rule 17Ad-15 under the U.S. Securities Exchange Act of 1934, as amended (each, an “Eligible Institution”). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

2. Requirements of Tender. No alternative, conditional or contingent tenders will be accepted. In order for H&E shares to be validly tendered pursuant to the Offer, the stockholder must follow one of the following procedures:

For H&E shares held as physical certificates, the H&E Share Certificates representing tendered H&E shares, a properly completed and duly executed Letter of Transmittal, together with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Depository and Paying Agent at one of its addresses set forth on the front page of this Letter of Transmittal before the Expiration Date.

For H&E shares held in book-entry form, either a properly completed and duly executed Letter of Transmittal, together with any required signature guarantees, or an Agent’s Message in lieu of this Letter of Transmittal, and any other documents required by this Letter of Transmittal, must be received by the Depository and Paying Agent at one of its addresses set forth on the front page of this Letter of Transmittal, and such H&E shares must be delivered according to the book-entry transfer procedures (as set forth in “The Offer – Procedure for Tendering” of the Prospectus/Offer to Exchange) and a timely confirmation of a book-entry transfer of H&E shares into the Depository and Paying Agent’s account at DTC (a “Book-Entry Confirmation”) must be received by the Depository and Paying Agent, in each case before the Expiration Date.

H&E stockholders whose H&E Share Certificates are not immediately available, or who cannot complete the procedure for delivery by book-entry transfer on a timely basis or who cannot deliver all other required documents to the Depository and Paying Agent prior to the Expiration Date, may tender their H&E shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in “The Offer – Procedure for Tendering” of the Prospectus/Offer to Exchange. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed notice of guaranteed delivery (a “Notice of Guaranteed Delivery”), substantially in the form made available by Merger Sub, must be received by the Depository and Paying Agent prior to the Expiration Date and (iii) Share Certificates (or a Book-Entry Confirmation) evidencing all tendered H&E shares, in proper form for transfer, in each case together with this Letter of Transmittal, properly completed and duly executed, together with any required signature guarantees, or, in the case of book-entry transfers of H&E shares, either this Letter of Transmittal or an Agent’s Message in lieu of this Letter of Transmittal, and any other documents required by this Letter of Transmittal, must be received by the Depository and Paying Agent within one NASDAQ Global Select Stock Market trading day after the date of execution of such Notice of Guaranteed Delivery. A Notice of Guaranteed Delivery may be delivered by overnight courier or mailed to the Depository and Paying Agent and must include a guarantee by an Eligible Institution in the form set forth in the form of Notice of Guaranteed Delivery made available by Merger Sub. In the case of H&E shares held through DTC, the Notice of Guaranteed

Delivery must be delivered to the Depository and Paying Agent by a participant by means of the confirmation system of DTC.

The term “Agent’s Message” means a message transmitted by DTC to, and received by, the Depository and Paying Agent and forming part of a Book-Entry Confirmation that states that DTC has received an express acknowledgment from the participant in DTC’s systems tendering the H&E shares that are the subject of such Book-Entry Confirmation that such participant has received and agrees to be bound by the terms of this Letter of Transmittal and that Merger Sub may enforce such agreement against the participant.

The method of delivery of H&E shares, this Letter of Transmittal and all other required documents, including delivery through DTC, is at the election and risk of the tendering stockholder. H&E shares will be deemed delivered (and the risk of loss of H&E Share Certificates will pass) only when actually received by the Depository and Paying Agent (including, in the case of a book-entry transfer, by Book-Entry Confirmation). If delivery is by mail, then registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

Herc will not issue fractional Herc common stock in the Offer and the Merger. Instead, each holder of H&E shares who otherwise would be entitled to receive fractional Herc common stock will be entitled to the amount of cash (without interest) equal to such fractional part of a share of Herc common stock multiplied by the volume weighted average price for the H&E shares as of January 13, 2025, rounded to the nearest cent (with 0.5 of a cent being rounded upward).

By executing this Letter of Transmittal, the tendering stockholder waives any right to receive any notice of the acceptance for payment of H&E shares.

3. Inadequate Space. If the space provided herein is inadequate, H&E Share Certificate numbers, the number of H&E shares represented by such H&E Share Certificates and/or the number of H&E shares tendered should be listed on a signed separate schedule attached hereto.

4. Partial Tenders. If fewer than all H&E shares represented by any H&E Share Certificate and/or Book-Entry Confirmation delivered to the Depository and Paying Agent are to be tendered, fill in the number of H&E shares that are to be tendered in the box entitled “Total Number of H&E Shares Tendered.” In such case, a Direct Registration Book Entry Statement for the remainder of H&E shares represented by the old certificate will be issued and sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the appropriate box on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All H&E shares represented by H&E Share Certificates and/or Book-Entry Confirmation delivered to the Depository and Paying Agent will be deemed to have been tendered unless otherwise indicated.

5. Signatures on Letter of Transmittal; Stock Powers and Endorsements.

(a) Exact Signatures. If this Letter of Transmittal is signed by the registered holder(s) of H&E shares tendered hereby, then the signature(s) must correspond with the name(s) as written on the face of such Share Certificates for such H&E shares without alteration, enlargement or any change whatsoever.

(b) Holders. If any H&E shares tendered hereby are held of record by two or more persons, then all such persons must sign this Letter of Transmittal.

(c) Different Names on H&E Share Certificates. If any H&E shares tendered hereby are registered in different names on different H&E Share Certificates, then it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of H&E Share Certificates.

(d) Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of H&E shares tendered hereby, then no endorsements of H&E Share Certificates for such H&E shares or separate stock powers are required unless payment of the transaction consideration is to be made, or H&E shares not tendered or not purchased are to be returned, in the name of any person other than the registered holder(s). Signatures on any such H&E Share Certificates or stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered holder(s) of H&E shares tendered hereby, then H&E Share Certificates for such H&E shares must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on such H&E Share Certificates for such H&E shares. Signature(s) on any such H&E Share Certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

If this Letter of Transmittal or any H&E Share Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other legal entity or other person acting in a fiduciary or representative capacity, then such person should so indicate when signing, and proper evidence satisfactory to the Depository and Paying Agent of the authority of such person so to act must be submitted. Proper evidence of authority includes a power of attorney, a letter testamentary or a letter of appointment.

6. Stock Transfer Taxes. Except as otherwise provided in this Instruction 6, Herc, Merger Sub or any successor entity thereto will pay all stock transfer taxes with respect to the transfer of any H&E shares to it pursuant to the Offer (for the avoidance of doubt, transfer taxes do not include U.S. federal, state, local or non-U.S. income tax or backup withholding taxes). If, however, payment of the transaction consideration is to be made to, or if H&E Share Certificate(s) for H&E shares not tendered or not accepted for payment are to be registered in the name of, any person(s) other than the registered holder(s), or if tendered H&E Share Certificate(s) are registered in the name of any person(s) other than the person(s) signing this Letter of Transmittal, then the amount of any stock transfer taxes or other taxes required by reason of the payment to a person other than the registered holder(s) of such H&E Share Certificate(s) (in each case whether imposed on the registered holder(s) or such other person(s)) payable on account of the transfer to such other person(s) will be deducted from the transaction consideration unless evidence satisfactory to Herc or Merger Sub of the payment of such taxes, or exemption therefrom, is established.

Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to H&E Share Certificate(s) evidencing the H&E shares tendered hereby.

7. Special Payment Instructions. If a check is to be issued for the purchase price of any H&E shares tendered by this Letter of Transmittal in the name of, and, if appropriate, H&E Share Certificates and/or Book-Entry Confirmation for H&E shares not tendered or not accepted for payment are to be issued to, any person(s) other than the signer of this Letter of Transmittal, then the appropriate box on this Letter of Transmittal must be completed.

8. IRS Form W-9. To avoid backup withholding, a tendering stockholder that is a United States person (as defined for United States federal income tax purposes) is required to provide the Depository and Paying Agent with a correct Taxpayer Identification Number (“TIN”) on IRS Form W-9, which is included herein following “Important Tax Information” below, and to certify, under penalties of perjury, that such number is correct and that such stockholder is not subject to backup withholding of United States federal income tax, and that such stockholder is a United States person (as defined for United States federal income tax purposes). See the instructions enclosed with the IRS Form W-9 included in this Letter of Transmittal for more instructions.

Certain stockholders (including, among others, corporations) may not be subject to backup withholding. Stockholders that are not United States persons (as defined for United States federal income tax purposes) should submit an appropriate and properly completed applicable IRS Form W-8, a copy of which may be obtained from the Depository and Paying Agent, in order to avoid backup withholding. Such stockholders should consult a tax advisor to determine which IRS Form W-8 is appropriate.

9. Irregularities. All questions as to the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of H&E shares will be determined by Merger Sub in its sole discretion. Merger Sub reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance for payment of which may, in the opinion of its counsel, be unlawful. Merger Sub and Herc also reserve the absolute right to waive any of the conditions of the Offer (other than the Minimum Condition (as defined in the Prospectus/Offer to Exchange), which may only be waived with the consent of H&E) and Merger Sub reserves the absolute right to waive any defect or irregularity in the tender of any H&E shares of any particular stockholder, whether or not similar defects or irregularities are waived in the case of other stockholders. No tender of H&E shares will be deemed to have been validly made until all defects and irregularities have been cured or waived to the satisfaction of the Merger Sub. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as Merger Sub shall determine. None of Merger Sub, the Depository and Paying Agent, the Information Agent or any other person will be under any duty to give notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification. Merger Sub’s interpretation of the terms and conditions of the Offer (including this Letter of Transmittal and the instructions hereto) will be determined by Merger Sub in its sole discretion.

10. Questions and Requests for Additional Copies. The Information Agent may be contacted at the address and telephone numbers set forth on the last page of this Letter of Transmittal for questions and/or requests for additional copies of the Prospectus/Offer to Exchange, this Letter of Transmittal, the Notice of Guaranteed Delivery and other tender offer materials. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance. Such copies will be furnished promptly at Merger Sub’s expense.

11. Lost, Destroyed or Stolen Certificates. If any H&E Share Certificate representing H&E shares has been lost, destroyed or stolen, then the stockholder should promptly notify Computershare Trust Company, N.A., as transfer agent (the “Transfer Agent”), at 877-373-6374, regarding the requirements for replacement. The stockholder will then be instructed as to the steps that must be taken in order to replace such H&E Share Certificate(s). You may be required to post a bond to secure against the risk that the H&E Share Certificate(s) may be subsequently recirculated. You are urged to contact the Transfer Agent immediately in order to receive further instructions and for a determination of whether you will need to post a bond and to permit timely processing of this documentation. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen H&E Share Certificates have been followed.

H&E Share Certificates evidencing tendered H&E shares, or a Book-Entry Confirmation into the Depository and Paying Agent’s account at DTC, as well as this Letter of Transmittal, properly completed and duly executed, with any required signature guarantees, or an Agent’s Message (if utilized in lieu of this Letter of Transmittal in connection with a book-entry transfer), and any other documents required by this Letter of Transmittal, must be received before the Expiration Date, or the tendering stockholder must comply with the procedures for guaranteed delivery.

IMPORTANT TAX INFORMATION

Under United States federal income tax law, a stockholder who is a United States person (as defined for United States federal income tax purposes) surrendering of H&E shares must, unless an exemption applies, provide the Depository and Paying Agent (as payer) with the stockholder’s correct taxpayer identification number (if applicable) on IRS Form W-9, a copy of which is included in this Letter of Transmittal. If the stockholder is an individual, then the stockholder’s TIN is generally such stockholder’s Social Security number. If the correct TIN is not provided, then the stockholder may be subject to a penalty imposed by the IRS and payments of cash to the stockholder (or other payee) pursuant to the Offer may be subject to backup withholding.

Certain stockholders (including, among others, corporations) may not be subject to backup withholding. In order for a foreign stockholder to avoid backup withholding, such person should complete, sign and submit an appropriate IRS Form W-8 signed under penalties of perjury, attesting to his, her or its exempt status. An IRS Form W-8 can be obtained from the Depository and Paying Agent. Such stockholders should consult a tax advisor to determine which IRS Form W-8 is appropriate. Exempt stockholders, other than exempt foreign stockholders, should furnish their TIN, complete the “Exempt payee code” box on the IRS Form W-9 and sign, date and return the IRS Form W-9 to the Depository and Paying Agent in order to avoid erroneous backup withholding. See the instructions enclosed with the IRS Form W-9 included in this Letter of Transmittal for additional instructions.

If backup withholding applies, the Depository and Paying Agent is required to withhold and pay over to the IRS a portion of any payment made to such stockholder. Backup withholding is not an additional tax. Rather, the United States federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund or credit may be obtained from the IRS if required information is timely furnished to the IRS. See the instructions enclosed with the IRS Form W-9 included in this Letter of Transmittal for additional instructions.

NOTE: FAILURE TO COMPLETE AND RETURN THE IRS FORM W-9 INCLUDED IN THIS LETTER OF TRANSMITTAL (OR AN APPROPRIATE IRS FORM W-8) MAY RESULT IN BACKUP WITHHOLDING AT THE APPLICABLE WITHHOLDING RATE OF A PORTION OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE INSTRUCTIONS ENCLOSED WITH THE IRS FORM W-9 INCLUDED IN THIS LETTER OF TRANSMITTAL (OR THE INSTRUCTIONS TO AN APPROPRIATE IRS FORM W-8) FOR ADDITIONAL DETAILS.

Form W-9 (Rev. March 2024) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification Go to www.irs.gov/FormW9 for instructions and the latest information.	Give form to the requester. Do not send to the IRS.

Before you begin. For guidance related to the purpose of Form W-9, see Purpose of Form, below.

Print or type. See Specific Instructions on page 3.	1 Name of entity/individual. An entry is required. (For a sole proprietor or disregarded entity, enter the owner’s name on line 1, and enter the business/disregarded entity’s name on line 2.)
2 Business name/disregarded entity name, if different from above.
3a Check the appropriate box for federal tax classification of the entity/individual whose name is entered on line 1. Check only one of the following seven boxes.	4 Exemptions (codes apply only to certain
entities, not individuals; see instructions
on page 3):

Exempt payee code (if any)

Exemption from Foreign Account Tax
Compliance Act (FATCA) reporting

code (if any)

(Applies to accounts maintained
outside the United States.)

	☐ Individual/sole proprietor	☐ C corporation	☐ S corporation	☐ Partnership	☐ Trust/estate
☐ LLC. Enter the tax classification (C = C corporation, S = S corporation, P = Partnership) . . . .

Note: Check the “LLC” box above and, in the entry space, enter the appropriate code (C, S, or P) for the tax classification of the LLC, unless it is a disregarded entity. A disregarded entity should instead check the appropriate box for the tax classification of its owner.

☐ Other (see instructions)

3b If on line 3a you checked “Partnership” or “Trust/estate,” or checked “LLC” and entered “P” as its tax classification, and you are providing this form to a partnership, trust, or estate in which you have an ownership interest, check this box if you have any foreign partners, owners, or beneficiaries. See instructions . . . . . . . . .  ☐

	5 Address (number, street, and apt. or suite no.). See instructions.				Requester’s name and address (optional)
6 City, state, and ZIP code
7 List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the instructions for Part I, later. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN, later.

Social security number

-	-
or

Note: If the account is in more than one name, see the instructions for line 1. See also What Name and Number To Give the Requester for guidelines on whose number to enter.	Employer identification number

-

Part II	Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and

2.	I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

3.	I am a U.S. citizen or other U.S. person (defined below); and

4.	The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and, generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions for Part II, later.

Sign Here	Signature of U.S. person	Date

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. For the latest information about developments related to Form W-9 and its instructions, such as legislation enacted after they were published, go to www.irs.gov/FormW9.

What’s New

Line 3a has been modified to clarify how a disregarded entity completes this line. An LLC that is a disregarded entity should check the appropriate box for the tax classification of its owner. Otherwise, it should check the “LLC” box and enter its appropriate tax classification.

 New line 3b has been added to this form. A flow-through entity is required to complete this line to indicate that it has direct or indirect foreign partners, owners, or beneficiaries when it provides the Form W-9 to another flow-through entity in which it has an ownership interest. This change is intended to provide a flow-through entity with information regarding the status of its indirect foreign partners, owners, or beneficiaries, so that it can satisfy any applicable reporting requirements. For example, a partnership that has any indirect foreign partners may be required to complete Schedules K-2 and K-3. See the Partnership Instructions for Schedules K-2 and K-3 (Form 1065).

Cat. No. 10231X	Form W-9 (Rev. 3-2024)

Form W-9 (Rev. 3-2024)	Page 2

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS is giving you this form because they must obtain your correct taxpayer identification number (TIN), which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following.

• Form 1099-INT (interest earned or paid).

• Form 1099-DIV (dividends, including those from stocks or mutual funds).

• Form 1099-MISC (various types of income, prizes, awards, or gross proceeds).

• Form 1099-NEC (nonemployee compensation).

• Form 1099-B (stock or mutual fund sales and certain other transactions by brokers).

• Form 1099-S (proceeds from real estate transactions).

• Form 1099-K (merchant card and third-party network transactions).

• Form 1098 (home mortgage interest), 1098-E (student loan interest), and 1098-T (tuition).

• Form 1099-C (canceled debt).

• Form 1099-A (acquisition or abandonment of secured property).

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

Caution: If you don’t return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding, later.

By signing the filled-out form, you:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued);

2. Certify that you are not subject to backup withholding; or

3. Claim exemption from backup withholding if you are a U.S. exempt payee; and

4. Certify to your non-foreign status for purposes of withholding under chapter 3 or 4 of the Code (if applicable); and

5. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting is correct. See What Is FATCA Reporting, later, for further information.

Note: If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

• An individual who is a U.S. citizen or U.S. resident alien;

• A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;

• An estate (other than a foreign estate); or

• A domestic trust (as defined in Regulations section 301.7701-7).

Establishing U.S. status for purposes of chapter 3 and chapter 4 withholding. Payments made to foreign persons, including certain distributions, allocations of income, or transfers of sales proceeds, may be subject to withholding under chapter 3 or chapter 4 of the Code (sections 1441–1474). Under those rules, if a Form W-9 or other certification of non-foreign status has not been received, a withholding agent, transferee, or partnership (payor) generally applies presumption rules that may require the payor to withhold applicable tax from the recipient, owner, transferor, or partner (payee). See Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities.

The following persons must provide Form W-9 to the payor for purposes of establishing its non-foreign status.

• In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the disregarded entity.

• In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the grantor trust.

• In the case of a U.S. trust (other than a grantor trust), the U.S. trust and not the beneficiaries of the trust.

See Pub. 515 for more information on providing a Form W-9 or a certification of non-foreign status to avoid withholding.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person (under Regulations section 1.1441-1(b)(2)(iv) or other applicable section for chapter 3 or 4 purposes), do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Pub. 515). If you are a qualified foreign pension fund under Regulations section 1.897(l)-1(d), or a partnership that is wholly owned by qualified foreign pension funds, that is treated as a non-foreign person for purposes of section 1445 withholding, do not use Form W-9. Instead, use Form W-8EXP (or other certification of non-foreign status).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a saving clause. Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items.

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if their stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first Protocol) and is relying on this exception to claim an exemption from tax on their scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 24% of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include, but are not limited to, interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third-party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester;

2. You do not certify your TIN when required (see the instructions for Part II for details);

3. The IRS tells the requester that you furnished an incorrect TIN;

Form W-9 (Rev. 3-2024)	Page 3

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only); or

5. You do not certify to the requester that you are not subject to backup withholding, as described in item 4 under “By signing the filled-out form” above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See Exempt payee code, later, and the separate Instructions for the Requester of Form W-9 for more information.

See also Establishing U.S. status for purposes of chapter 3 and chapter 4 withholding, earlier.

What Is FATCA Reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all U.S. account holders that are specified U.S. persons. Certain payees are exempt from FATCA reporting. See Exemption from FATCA reporting code, later, and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you are no longer tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account, for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Line 1

You must enter one of the following on this line; do not leave this line blank. The name should match the name on your tax return.

If this Form W-9 is for a joint account (other than an account maintained by a foreign financial institution (FFI)), list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9. If you are providing Form W-9 to an FFI to document a joint account, each holder of the account that is a U.S. person must provide a Form W-9.

• Individual. Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

Note for ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040 you filed with your application.

• Sole proprietor. Enter your individual name as shown on your Form 1040 on line 1. Enter your business, trade, or “doing business as” (DBA) name on line 2.

• Partnership, C corporation, S corporation, or LLC, other than a disregarded entity. Enter the entity’s name as shown on the entity’s tax return on line 1 and any business, trade, or DBA name on line 2.

• Other entities. Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. Enter any business, trade, or DBA name on line 2.

• Disregarded entity. In general, a business entity that has a single owner, including an LLC, and is not a corporation, is disregarded as an entity separate from its owner (a disregarded entity). See Regulations section 301.7701-2(c)(2). A disregarded entity should check the appropriate box for the tax classification of its owner. Enter the owner’s name on line 1. The name of the owner entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner’s name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity’s name on line 2. If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Line 2

If you have a business name, trade name, DBA name, or disregarded entity name, enter it on line 2.

Line 3a

Check the appropriate box on line 3a for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box on line 3a.

IF the entity/individual on line 1 is a(n) . . .	THEN check the box for . . .
• Corporation	Corporation.
• Individual or • Sole proprietorship	Individual/sole proprietor.
• LLC classified as a partnership for U.S. federal tax purposes or • LLC that has filed Form 8832 or 2553 electing to be taxed as a corporation	Limited liability company and enter the appropriate tax classification: P = Partnership, C = C corporation, or S = S corporation.
• Partnership	Partnership.
• Trust/estate	Trust/estate.

Line 3b

Check this box if you are a partnership (including an LLC classified as a partnership for U.S. federal tax purposes), trust, or estate that has any foreign partners, owners, or beneficiaries, and you are providing this form to a partnership, trust, or estate, in which you have an ownership interest. You must check the box on line 3b if you receive a Form W-8 (or documentary evidence) from any partner, owner, or beneficiary establishing foreign status or if you receive a Form W-9 from any partner, owner, or beneficiary that has checked the box on line 3b.

Note: A partnership that provides a Form W-9 and checks box 3b may be required to complete Schedules K-2 and K-3 (Form 1065). For more information, see the Partnership Instructions for Schedules K-2 and K-3 (Form 1065).

If you are required to complete line 3b but fail to do so, you may not receive the information necessary to file a correct information return with the IRS or furnish a correct payee statement to your partners or beneficiaries. See, for example, sections 6698, 6722, and 6724 for penalties that may apply.

Line 4 Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space on line 4 any code(s) that may apply to you.

Form W-9 (Rev. 3-2024)	Page 4

Exempt payee code.

• Generally, individuals (including sole proprietors) are not exempt from backup withholding.

• Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.

• Corporations are not exempt from backup withholding for payments made in settlement of payment card or third-party network transactions.

• Corporations are not exempt from backup withholding with respect to attorneys’ fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space on line 4.

1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2).

2—The United States or any of its agencies or instrumentalities.

3—A state, the District of Columbia, a U.S. commonwealth or territory, or any of their political subdivisions or instrumentalities.

4—A foreign government or any of its political subdivisions, agencies, or instrumentalities.

5—A corporation.

6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or territory.

7—A futures commission merchant registered with the Commodity Futures Trading Commission.

8—A real estate investment trust.

9—An entity registered at all times during the tax year under the Investment Company Act of 1940.

10—A common trust fund operated by a bank under section 584(a).

11—A financial institution as defined under section 581.

12—A middleman known in the investment community as a nominee or custodian.

13—A trust exempt from tax under section 664 or described in section 4947.

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	THEN the payment is exempt for . . .
• Interest and dividend payments	All exempt payees except for 7.
• Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.
• Barter exchange transactions and patronage dividends	Exempt payees 1 through 4.
• Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5.[2]
• Payments made in settlement of payment card or third-party network transactions	Exempt payees 1 through 4.
[1]	See Form 1099-MISC, Miscellaneous Information, and its instructions.
[2]

However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with “Not Applicable” (or any similar indication) entered on the line for a FATCA exemption code.

A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37).

B—The United States or any of its agencies or instrumentalities.

C—A state, the District of Columbia, a U.S. commonwealth or territory, or any of their political subdivisions or instrumentalities.

D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i).

E—A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i).

F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state.

G—A real estate investment trust.

H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940.

I—A common trust fund as defined in section 584(a).

J—A bank as defined in section 581.

K—A broker.

L—A trust exempt from tax under section 664 or described in section 4947(a)(1).

M—A tax-exempt trust under a section 403(b) plan or section 457(g) plan.

Note: You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

Line 5

Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns. If this address differs from the one the requester already has on file, enter “NEW” at the top. If a new address is provided, there is still a chance the old address will be used until the payor changes your address in their records.

Line 6

Enter your city, state, and ZIP code.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have, and are not eligible to get, an SSN, your TIN is your IRS ITIN. Enter it in the entry space for the Social security number. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN.

If you are a single-member LLC that is disregarded as an entity separate from its owner, enter the owner’s SSN (or EIN, if the owner has one). If the LLC is classified as a corporation or partnership, enter the entity’s EIN.

Note: See What Name and Number To Give the Requester, later, for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at www.SSA.gov. You may also get this form by calling 800-772-1213. Use Form W-7,

Form W-9 (Rev. 3-2024)	Page 5

Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/EIN. Go to www.irs.gov/Forms to view, download, or print Form W-7 and/or Form SS-4. Or, you can go to www.irs.gov/OrderForms to place an order and have Form W-7 and/or Form SS-4 mailed to you within 15 business days.

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and enter “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, you will generally have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note: Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon. See also Establishing U.S. status for purposes of chapter 3 and chapter 4 withholding, earlier, for when you may instead be subject to withholding under chapter 3 or 4 of the Code.

Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, 4, or 5 below indicates otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see Exempt payee code, earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third-party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), ABLE accounts (under section 529A), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:		Give name and SSN of:
1.	Individual	The individual

2.	Two or more individuals (joint account) other than an account maintained by an FFI	The actual owner of the account or, if combined funds, the first individual on the account[1]

3.	Two or more U.S. persons (joint account maintained by an FFI)	Each holder of the account

4.	Custodial account of a minor (Uniform Gift to Minors Act)	The minor[2]

5.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee[1]
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner[1]

6.	Sole proprietorship or disregarded entity owned by an individual	The owner[3]

7.	Grantor trust filing under Optional Filing Method 1 (see Regulations section 1.671-4(b)(2)(i)(A))**	The grantor*

For this type of account:		Give name and EIN of:
8.	Disregarded entity not owned by an individual	The owner

9.	A valid trust, estate, or pension trust	Legal entity[4]

10.	Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation

11.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization

12.	Partnership or multi-member LLC	The partnership

13.	A broker or registered nominee	The broker or nominee
14.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

15.	Grantor trust filing Form 1041 or under the Optional Filing Method 2, requiring Form 1099 (see Regulations section 1.671-4(b)(2)(i)(B))**	The trust

1 List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

2 Circle the minor’s name and furnish the minor’s SSN.

3 You must show your individual name on line 1, and enter your business or DBA name, if any, on line 2. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

4 List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

* Note: The grantor must also provide a Form W-9 to the trustee of the trust.

** For more information on optional filing methods for grantor trusts, see the Instructions for Form 1041.

Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Form W-9 (Rev. 3-2024)	Page 6

Secure Your Tax Records From Identity Theft

Identity theft occurs when someone uses your personal information, such as your name, SSN, or other identifying information, without your permission to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

• Protect your SSN,

• Ensure your employer is protecting your SSN, and

• Be careful when choosing a tax return preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity, or a questionable credit report, contact the IRS Identity Theft Hotline at 800-908-4490 or submit Form 14039.

For more information, see Pub. 5027, Identity Theft Information for Taxpayers.

Victims of identity theft who are experiencing economic harm or a systemic problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 877-777-4778 or TTY/TDD 800-829-4059.

Protect yourself from suspicious emails or phishing schemes.

Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 800-366-4484. You can forward suspicious emails to the Federal Trade Commission at spam@uce.gov or report them at www.ftc.gov/complaint. You can contact the FTC at www.ftc.gov/idtheft or 877-IDTHEFT (877-438-4338). If you have been the victim of identity theft, see www.IdentityTheft.gov and Pub. 5027.

Go to www.irs.gov/IdentityTheft to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and territories for use in administering their laws. The information may also be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payors must generally withhold a percentage of taxable interest, dividends, and certain other payments to a payee who does not give a TIN to the payor. Certain penalties may also apply for providing false or fraudulent information.

The Depository and Paying Agent for the Offer is:

Computershare Trust Company, N.A.

By First Class Mail:	All trackable mail, including Overnight Delivery:
Computershare Trust Company, N.A. c/o Voluntary Corporate Actions, COY: HEES P.O. Box 43011 Providence, RI 02940-3011	Computershare Trust Company, N.A. c/o Voluntary Corporate Actions, COY: HEES 150 Royall Street, Suite V Canton, MA 02021

Questions and requests for assistance may be directed to D.F. King & Co., Inc., the information agent for the Offer (the “Information Agent”), at the address and telephone numbers set forth below. In addition, requests for additional copies of the Offer to Exchange, this Letter of Transmittal, the notice of guaranteed delivery and other tender offer materials may be directed to the Information Agent. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance. Such copies will be furnished promptly at Merger Sub’s expense.

The Information Agent for the Offer is:

D.F. King & Co., Inc.

48 Wall Street, 22nd floor

New York, NY 10005

Banks and Brokers Call: (212) 257-2516

All Others Call Toll Free: (800) 431-9646

Email: HEES@dfking.com